May 2017 First Quarter 2017 Earnings Call

First Quarter 2017 Earnings Call May 2017 Safe Harbor Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward- looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s Forms 10-Q or Form 10-K filed with the Securities and Exchange Commission and available on CrossAmerica’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. 2

CrossAmerica Business Overview Jeremy Bergeron, President 3

First Quarter 2017 Earnings Call May 2017 CrossAmerica Partners LP Overview • Master limited partnership and leading wholesale fuels distributor, convenience store lessor, and c-store operator – Distributes annually over 1 billion gallons of fuel – Annual gross rental income of over $80 million – Operates 75 retail sites – 17.5% equity interest in CST Brands’ wholesale fuels business, approximately 1.8 billion gallons of annual fuel supply • Over 1,250 locations – 501 owned sites – 621 Lessee Dealers – 394 Independent Dealers – 75 Company Operated Sites – 98 Commission Agents – 71 Non-fuel Tenant Sites (rent only) • Equity market capitalization of $880 million and enterprise value of $1.3 billion Note: All information is as of March 31, 2017 4

First Quarter 2017 Earnings Call May 2017 First Quarter Operating Results (in thousands, except for number of sites and per gallon amounts) OPERATING RESULTS (in thousands, except for per gallon and site count) Three Months ended March 31, 2017 2016 % Change Total Motor Fuel Distribution Sites (period avg.) 1,186 1,089 9% Total Volume of Gallons Distributed 238,420 236,162 1% Wholesale Fuel Margin per Gallon $0.056 $0.050 12% Rental & Other Gross Profit (Net) (Wholesale) $15,970 $14,129 13% Company Operated Fuel Sites (period avg.) 72 107 (33%) Volume of Company Op Gallons Distributed 16,717 23,428 (29%) Company Op Fuel Margin Per Gallon $0.056 $0.097 (42%) General, Admin. & Operating Expenses $21,077 $22,416 (6%) 5

First Quarter 2017 Earnings Call May 2017 Drivers of Cash Flow Segment Gross Profit(1) Category Gross Profit(1) (1) Presented before intersegment eliminations. In addition, Rent is combined from the Wholesale and Retail Segments 6 1Q 2017 78% 22% Wholesale Retail $29 million $8 million 36% 3%, $1 million 46% 15% Wholesale Fuel Retail Fuel Rent Merch & Services $17 million $6 million $13 million 1Q 2016 70% 30% Wholesale Retail $26 million $11 million 31% 7%, $2 million 41% 21% Wholesale Fuel Retail Fuel Rent Merch & Services $15 million $8 million $12 million Shift to more stable, qualifying cash flow

First Quarter 2017 Earnings Call May 2017 First Quarter 2017 Highlights • Adjusted EBITDA(1) – Increased Adjusted EBITDA 7% from First Quarter 2016 to First Quarter 2017 • Expense Reduction – Reduced expenses (operating and G&A) 6% from First Quarter 2016 to First Quarter 2017 • Capital Strength – Leverage, as defined under our credit facility, was 4.23X as of March 31, 2017 – Amended credit facility at year-end 2016 to provide additional borrowing flexibility and sale-leaseback optionality • Sustained Distribution Growth – Declared distribution attributable to first quarter of $0.6175 per unit – 12 consecutive quarters of distribution growth • Couche-Tard/Circle K proposed merger with CST Brands – Announced in August 2016 – Potential strategic benefits to CrossAmerica – Pending regulatory approvals, expected closing in 2nd Quarter 2017 7 (1) See the (i) a reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

CrossAmerica Financial Overview Steven Stellato, Chief Accounting Officer 8

First Quarter 2017 Earnings Call May 2017 First Quarter Results Summary(1) (in millions, except for per unit amounts) KEY METRICS Three Months ended March 31, 2017 2016 % Change Gross Profit $37.4 $37.2 1% Adjusted EBITDA $23.7 $22.2 7% Distributable Cash Flow $16.9 $17.3 (3%) Weighted Avg. Diluted Units 33.6 33.2 1% Distribution Paid per LP Unit $0.6125 $0.5925 3% Distribution Attributable to Each Respective Period per LP Unit $0.6175 $0.5975 3% Distribution Coverage (Paid Basis) 0.82x 0.88x (7%) 9 (1) See the (i) a reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

First Quarter 2017 Earnings Call May 2017 1Q16 vs 1Q17 Adjusted EBITDA(1) (in thousands) 10 (1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation. (2) Acquisitions & Integration includes all acquisitions conducted since 2015 and integration activity on prior transactions (3) Net, Misc. includes increased Incentive Distribution Right distributions and other miscellaneous items $23,736 $22,215 $2,529 $1,174 ($1,012) ($449) ($721) Q1 2016 Adjusted EBITDA(1) Acquisitions & Integration(2) Impact of Supplier Terms Discounts Retail Fuel Margin Net, Misc.(3) Q1 2017 Adjusted EBITDA(1) CST CA/WY Divestiture

First Quarter 2017 Earnings Call May 2017 Executing with Measured Growth • Declared distribution attributable to first quarter of $0.6175 per unit – 0.5 cent per unit increase over distributions attributable to fourth quarter 2016 – Increased annual per unit distribution by 6.1% for 2016 over 2015 • Ended 1Q17 with leverage ratio of 4.23x, as defined under our credit facility • Continue to demonstrate financial flexibility to execute growth strategy in any market cycle • Pending acquisition of our GP by a U.S. subsidiary of Alimentation Couche-Tard presents even more opportunity for growth $0.5125 $0.5225 $0.5325 $0.5425 $0.5475 $0.5625 $0.5775 $0.5925 $0.5975 $0.6025 $0.6075 $0.6125 $0.6175 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Distributions per Unit (on Declared Basis) 11

Appendix First Quarter 2017 Earnings Call 12

First Quarter 2017 Earnings Call May 2017 Non-GAAP Financial Measures 13

First Quarter 2017 Earnings Call May 2017 Non-GAAP Reconciliation 14